EXHIBIT 10.25



                                      LEASE






           BETWEEN:                  YONGE WELLINGTON PROPERTY LIMITED

           AND:                      SIMBA TECHNOLOGIES INCORPORATED

           COMMENCEMENT DATE:        The 1st day of October, 1996

           TERMINATION DATE:         The 31st day of January, 2002

           PREMISES:                 Suite 400, 885 Dunsmuir Street
                                     Vancouver, British Columbia


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                                                         LANDLORD/TENANT

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                                                                           INDEX

                                                                                                 Page
         1.       INTERPRETATION

                           1.01         Definitions                                                1
                           1.02                                                                    1
                           1.03                                                                    1
                           1.04                                                                    1
                           1.05                                                                    2
                           1.06                                                                    2
                           1.07                                                                    2
                           1.08                                                                    2
                           1.09                                                                    2
                           1.10                                                                    2
                           1.11                                                                    2
                           1.12                                                                    2
                           1.13                                                                    2
                           1.14                                                                   2-3
                           1.15                                                                    3
                           1.16                                                                    3
                           1.17                                                                    3
                           1.18                                                                    3
                           1.19                                                                    3
                           1.20                                                                   3-4

         2.       PREMISES

                           2.00                                                                    4

         3.       TERM

                           3.00                                                                    4

         4.       RENT

                           4.00                                                                    4

         5.       TENANT'S COVENANTS

                           5.00                                                                    4
                           5.01         Rent                                                       4
                           5.01.01                                                                 4
                           5.02         Tenant's Taxes                                             4
                           5.03         Utilities                                                 4-5
                           5.04.01      Taxes                                                      5
                           5.04.02                                                                 5
                           5.04.03                                                                 5
                           5.05.01      Operating Costs                                            5
                           5.05.02                                                                 5
                           5.06         Net Lease                                                  5
                           5.07         Evidence of Payment                                        5
                           5.08.01      Repair and Notice                                         5-6
                           5.08.02      Care of Premises                                           6
                           5.08.03      Failure of Tenant to Repair                                6
                           5.09         Damage Caused by Tenant                                    6
                           5.10.01      Assignment and Sub-letting                                 6
                           5.10.02                                                                 7
                           5.10.03                                                                 7
                           5.10.04                                                                 7
                           5.10.05                                                                 7
                           5.11         Rules and Regulations                                      7
                           5.12         Use of Premises                                           7-8
                           5.13         Acts of Tenants Causing Cancellation of
                                        Insurance                                                  8
                           5.14         Observance of Law                                          8

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

                           5.15         Waste and Nuisance                                         8
                           5.16         Entry by Landlord                                          8
                           5.17         Indemnity                                                 8-9
                           5.18         Tenant's Insurance                                        9-10
                           5.19         Goods and Chattels Not to be Removed                      10
                           5.20         Showing Premises and Displaying Signs                     10
                           5.21.01      Alterations                                               10
                           5.21.02                                                                10
                           5.21.03                                                                10
                           5.22         Interior Finishing                                       10-11
                           5.23         Signs                                                     11
                           5.24         Keep Tidy                                                 11
                           5.25         Certificates                                              11
                           5.26.01      Surrender of Possession                                   11
                           5.26.02                                                                11
                           5.27.01      Additional Services                                       11
                           5.27.02                                                               11-12
                           5.28         Energy Conservation                                       12

         6.       LANDLORD'S COVENANTS

                           6.00                                                                   12
                           6.01         Quiet Enjoyment                                           12
                           6.02         Premises to be Ready for Occupancy or
                                        Rent to Abate                                             12
                           6.03         To Maintain the Structure                                 12
                           6.04         Taxes                                                     12
                           6.05         Heating                                                   12
                           6.06         Air-Conditioning                                          12
                           6.07         Elevator                                                 12-13
                           6.08         Access                                                    13
                           6.09         Washrooms                                                 13
                           6.10         Janitor Service                                           13
                           6.11         Light Fixtures                                            13
                           6.12         Insurance                                                13-14

         7.       MUTUAL CONDITIONS

                           7.00                                                                   14
                           7.01         Removal of Fixtures                                       14
                           7.02.01      Alterations and Additions                                 14
                           7.02.02                                                                14
                           7.02.03                                                                14
                           7.03.01      Damage to Premises                                        14
                           7.03.02                                                                14
                           7.03.03                                                               14-15
                           7.04         Damage to Tenant's Property                               15
                           7.05         Impossibility of Performance                              15
                           7.06         Directory Board                                           15
                           7.07.01      Payments to Landlord                                      15
                           7.07.02                                                               15-16
                           7.08.01      Landlord's Right to do Work                               16
                           7.08.02                                                                16
                           7.09         No Liability for Indirect Damages                         16

         8.       REMEDIES OF LANDLORD ON DEFAULT

                           8.00         Landlord May Perform Tenant's Covenants                   16
                           8.01.01      Re-Entry                                                  16
                           8.01.02                                                               16-17
                           8.01.03                                                                17
                           8.01.04      Waiver of Exemptions                                      17
                           8.01.05      Bankruptcy                                                17
                           8.01.06      Right to Terminate                                        17
                           8.01.07      Remedies Cumulative                                       17
                           8.01.08      Distress                                                 17-18

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
         9.       MISCELLANEOUS

                           9.01         Notice                                                       18
                           9.02         Non-Waiver                                                   18
                           9.03         Overholding                                                  18
                           9.04.01      Calculation and Allocation of Taxes
                                        and Operating Expenses                                      18-19
                           9.04.02                                                                   19
                           9.04.03                                                                   19
                           9.04.04                                                                   19
                           9.04.05                                                                  19-20
                           9.04.06                                                                   20
                           9.05         Landlord's Determinations Conclusive                         20
                           9.06         Subordination of Lease                                       20
                           9.07         Lease Entire Relationship                                    20
                           9.08         Registration                                                 20
                           9.09.01      Foreign Investment Review Act                                20
                           9.09.02                                                                   21
                           9.09.03                                                                   21
                           9.10.01      Right to Relocate                                            21
                           9.10.02                                                                   21
                           9.10.03                                                                   21
                           9.10.04                                                                   21
                           9.11                                                                      21
                           9.12                                                                      21
                           9.13                                                                     21-22

         10.      GUARANTEE

                           10.01.01                                                                  22
                           10.01.02                                                                  22
                           10.01.03                                                                  22
                           10.01.04                                                                  22
                           10.01.05                                                                  22
                           10.01.06                                                                  23
                           10.01.07                                                                  23

         11.      ADDITIONAL COVENANTS

                           11.01                                                                     23

         SCHEDULES

                   Schedule "A" Premises
                   Schedule "B" Rules and Regulations
                   Schedule "C" Additional Covenants

                                1. Deposit
                                2. Option to Renew
                                3. Fixturing Period
                                4. Parking
                                5. Option to Lease Additional Premises
                                6. Right of First Refusal
                                7. Right to Terminate
                                8. Net Lease
                                9. Asbestos


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     THIS LEASE MADE the 3 day of June, 1996

     PURSUANT TO THE LAND TRANSFER FORM ACT, PART 2

     BETWEEN:

               YONGE WELLINGTON PROPERTY LIMITED a company duly incorporated under the Laws of Ontario, having its Head office at 48 Yonge Street, in the City of Toronto, in the Province of Ontario, being duly licenced to carry on business in the Province of British Columbia and having its Head Office in British Columbia at 3110 - 650 West Georgia Street, in the City of Vancouver, in the Province of British Columbia.

               (hereinafter called the "Landlord")

                                                             OF THE FIRST PART

     AND:

               SIMBA TECHNOLOGIES INCORPORATED a company duly incorporated under the laws of British Columbia, having its head office at 400 - 885 Dunsmuir Street, in the Province of British Columbia.

               (hereinafter called the "Tenant")

                                                             OF THE SECOND PART




1.   INTERPRETATION

Definitions    1.01       For  the   purposes   of  this  Lease  the   following
               definitions shall apply:

               1.02 "Additional Rent" means and refers to any and all sums of money or charges required to be paid by the Tenant under this Lease (except rent) whether or not the same are designated as Additional Rent or whether or not payable to the Landlord or otherwise and all such sums are payable in lawful money of Canada without deduction, abatement, set-off or compensation whatsoever.

               1.03 "Additional Services" means and refers to the services and supervisions supplied by the Landlord referred to in Clause
               5.27 and to all other services of any nature or kind supplied by the Landlord to the Tenant in addition to those required to be supplied by the Landlord to the Tenant pursuant to this Lease, save and except any services which the Landlord elects to supply to tenants generally, and the costs of which are included in Operating Costs.

               1.04 "architects" means and refers to an architect or firm of architects licensed to practice architecture pursuant to the laws of the Province of British Columbia designated by the Landlord from time to time as architects.

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               1.05      "auditors"  means and refers to a chartered  accountant
               or a firm of chartered accountants licensed to practice as chartered accountants pursuant to the laws of the Province of British Columbia, designated by the Landlord from time to time as auditors.

               1.06 "Building" means and refers to the office building situated on the Lands.

               1.07 "Commencement Date" means and refers to the first day of the term.

               1.08       "fire  cross-over   corridors"  means  and  refers  to
               corridors connecting staircases on any floor of the Building constructed at any time pursuant to any regulation, requirement, or request of the Fire Marshall of the City of Vancouver, or of any other competent governmental authority which are designated as fire cross-over corridors by the Landlord.

               1.09 "insured damage" means and refers to that part of any damage occurring to the Premises of which the entire cost of repair (or the entire cost of repair other than a deductible amount properly includible in Operating Costs) is actually recoverable by the Landlord under a policy or policies of insurance from time to time effected by the Landlord. Where an applicable policy of insurance contains an exclusion for damages recoverable from a third party, claims as to which the exclusion applied shall be considered insured damage only if the Landlord successfully recovers from the third party.

               1.10 "Lands" means and refers to the Lands and Premises located at 885 Dunsmuir Street,

                    Lot `A' (reference Plan 10751), Block 31, District Lot 541, Group I, New Westminster District, Plan 210.

               1.11 "life safety rooms" means and refers to office space in the Building designated by the Landlord from time to time for the exclusive housing of controls installed to assist fire and emergency personnel, which space would otherwise be rentable.

               1.12 "major expenditure" means and refers to any expenditure incurred by the Landlord during the term of this Lease for replacement of machinery, equipment, building elements, systems or facilities used in connection with the Building, or for modifications or additions to the Building (if one of the principal purposes of any such modification or addition is to reduce energy consumption, or to reduce Operating Costs, or if such modification or addition is required by any governmental authority or regulation) and which expenditure is greater than Ten per cent (10%) of the total Operating Costs for the previous year.

               1.13 "normal business hours" means and refers to the hours from 8:00 a.m. to 6.00 p.m. Monday to Friday, inclusive, of each week, holidays excepted, or such hours as the Landlord may, acting reasonably, designate from time to time.

               1.14 "Operating Costs" means and refers to the total amount paid or payable whether by the Landlord or others on behalf of the Landlord for the complete maintenance and operation of the Building, the Lands and the improvements thereon to maintain the Building to the standard of a first class commercial building, all repairs and replacements required for such maintenance including the cost of major expenditures amortized over the period of the economic life of the major expenditures as determined by generally accepted accounting principles, but not

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               to exceed fifteen (15) years and provided that the amortized cost of the major expenditure shall be calculated on the basis of equal monthly installments of principal and interest of Ten per cent (10%) per annum compounded semi-annually, heating and air-conditioning costs including the purchase of fuel, gas and steam for heating or other purposes and the costs of making repairs to the heating and air-conditioning equipment, the costs
               of  providing  hot  and  cold  water,   the  costs  of  providing
               electricity not otherwise chargeable to tenants, the costs of painting interior areas not normally rented to tenants and the costs of painting and otherwise maintaining the outside of the said Building, the costs of snow removal, landscape maintenance, refuse removal and window cleaning, fire, casualty, liability and other insurance costs, telephone and other utility costs, service contracts with independent contractors and all other expenses
               including    [reasonable][preceding    language   was   inserted]
               management fees paid or payable by the Landlord in connection with the operation of the Building, improvements and Lands but shall not include real estate brokers leasing commissions or similar fees, interest on debt or capital retirement of debt or any amounts directly chargeable by the Landlord to any tenant or tenants as otherwise provided herein, but in no case shall include repairs which fall within insured damage.

               1.15      "Premises"   shall mean that  portion  of the  Building
               shown  outlined  in red on the Plan  attached  hereto as Schedule
               "A";

               1.16      "Proportionate      Share"   means   [Eleven   Decimal
               Three][preceding language was inserted] per cent (11.3%);

               1.17 "rentable area" in the case of the Building, shall be calculated as if the entire Building were let to tenants occupying whole floors; in the case of premises occupying a whole floor, shall include the area occupied, measured from the inside finish of the permanent outer building wall and the glass line of exterior glazing with no deductions made for columns and projections necessary to the Building and shall include life safety rooms or the area of fire cross-over corridors, washrooms, electrical closets, and other closets within and exclusively serving that floor; in the case of premises occupying less than a whole floor, shall include the area occupied measured from the inside finish of the permanent outer building wall and the glass line of exterior glazing, with no deductions made for columns and projections necessary to the Building, to the office side of corridor walls and to the centre of partitions separating the Premises from adjoining premises, to which shall be added a pro-rated portion of the area of the corridors, wash rooms, electrical, closets, life safety rooms, the area of fire cross-over corridors, and other closets within and exclusively serving that floor; but in no case shall any rentable area include mechanical equipment areas, the lobby and entrances on the ground floor, sub-surface areas, stairs (unless installed for the exclusive benefits of a tenant), elevator shafts, the vertical conveyor shaft, flues, stacks, pipe shafts or vertical ducts and the wall enclosing them ----- [provided that if the foregoing varies from BOMA standards of measurement, BOMA shall
               govern.][preceding    language   was   inserted]

               1.18 "Rules and Regulations" shall mean the Rules and Regulations set out in Schedule

               1.19 "Special Tenant Operating Expenses" means and refers to, for any given period, the excess, as reasonably determined by the Landlord, of any expenses incurred by the Landlord for such period relating to the Premises as a result of the distinctive configuration of the Premises, or the distinctive nature of the operation of the Tenant's business, or the distinctive nature of any of the Tenant's leasehold improvements, which expenses would otherwise be Operating Costs, including but not limited to any excess of air-conditioning., heating, lighting, water, electrical power, and cleaning.

               1.20 "Taxes" means and refers to an amount equivalent to all taxes, rates, duties, levies and assessments whatsoever,

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               whether  municipal,  parliamentary,  school or otherwise  charged upon the Building, the Lands, and all improvements now or hereafter located thereon or upon the Landlord on account thereof including all taxes, rates, duties, levies and assessments for local improvements but excluding any tax which has been attracted by the Tenant's improvements and equipment and excluding such taxes as corporate, capital, income, profits or excess profits, taxes assessed upon the income of the Landlord and shall also include any and all taxes which may in the future be levied in lieu of Taxes as hereinbefore defined.

2. PREMISES    2.00 In  consideration  of the rents,  covenants,  and agreements hereinafter reserved and contained on the part of the Tenant to be paid observed and performed, the Landlord hereby leases the Premises to the Tenant.

3. TERM 3.00 To have and to hold the Premises for the term of Five years Four months (herein called the "Term") commencing on the 1st day of October, 1996 and ending on the 31st day of January, 2002.]

4. RENT 4.00 Yielding and paying therefor unto the Landlord at the office of the Landlord in the Building or at such other place as the Landlord may direct in writing, during the Term in lawful money of Canada the rent of Four Hundred Fifty-Eight Thousand Five Hundred Fifty-Five DOLLARS and Fifty CENTS ($458,555.50) payable without set-off or deduction by equal consecutive monthly instalments of Zero DOLLARS ($0.00) for the period commencing October 1, 1996 and ending January 31, 1997 and equal monthly instalments of Seven Thousand Four Hundred Twenty Six DOLLARS ($7,426.00) for the period commencing February 1, 1997 and ending September 30, 1999 and equal monthly instalments of Seven
               Thousand Eight Hundred Ninety DOLLARS and Thirteen CENTS ($7890.13) for the period commencing October 1, 1999 and ending January 31, 2002 in advance on the first day of each and every month during the Term the first instalment to be paid on or before the Commencement Date. If the Term should commence on a day other than the first, or end on a day other than the last day of a month, the rent for the fraction of a month shall be calculated on a per diem basis at a rate per day equal to one three hundred and sixty-fifth part of the annual rent. The last instalment of rent shall be adjusted to reflect any difference between the aggregate of the monthly instalments and the total rent payable during the Term.

5. TENANT'S    5.00 The Tenant covenants with the Landlord as follows:
  COVENANTS

Rent           5.01 To pay rent.

               5.01.01 If the Tenant occupies all or any portion of the Premises before the Commencement Date, the Tenant shall pay to the Landlord on the Commencement Date a rental amount in respect of the period from the date the Tenant so occupies any portion of the Premises to the Commencement Date. The rental amount shall be calculated at the same rental rate that is payable pursuant to paragraph 4 hereof adjusted for the number of days of occupation. The Tenant shall be bound by all the terms, conditions and provisos of this Lease during any such period of. occupation prior to the Commencement Date.

Tenant's       5.02 To pay when due, all taxes, business taxes, business licence
Taxes          fees, and other charges, levied or assessed in respect of the use and  occupancy  of the  Premises by the Tenant,  the  business or businesses  carried on therein,  or the improvements,  equipment, machinery or fixtures brought thereon or belonging to the Tenant, or to anyone  occupying the Premises  with the Tenant's  consent, and to pay to the  Landlord  upon  demand the  portion of any tax
               levied  or  assessed   upon  the  Lands  and  Building   that  is
               attributable  to  any  improvements,   equipment,   machinery  or
               fixtures on the Premises which are not the property of the Landlord, or which may be removed by the Tenant. Utilities

Utilities      5.03 The  Tenant  shall  pay all  telephone,  electric  and other utility charges in connection with the Premises that are not

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               being  supplied by the  Landlord  as  provided  herein and in the event that there is not a separate meter for measuring the consumption of and charging for electricity used in the Premises, the Tenant shall pay to the Landlord as Additional Rent in advance by monthly instalments such amount as may be required by the Landlord from time to time as a reasonable estimate of the cost of such electricity; the Tenant shall advise the Landlord of any appliances or business machines installed by the Tenant consuming or likely to consume large amounts of electricity and further, on request from time to time, shall provide the Landlord with a list of all electrical appliances and business machines used in the Premises.

Taxes 5.04.01 The Tenant shall pay to the Landlord as additional rent its Proportionate Share of Taxes as estimated by the Landlord for the ensuing year. The amount so estimated by the Landlord shall be paid by the Tenant in equal monthly instalments on account in advance on each monthly rental payment date. Any adjustment for over-payment or under-payment of Taxes by the Tenant shall be made by the Landlord and the Tenant from time to time.

               5.04.02 If Taxes shall be increased by reason of any installations made in or upon or any alterations made in or to the Premises by the Tenant or by the Landlord on behalf of the Tenant, the Tenant shall pay the amount of such increase as Additional Rent.

               5.04.03 Any expense incurred by the Landlord in obtaining or attempting to obtain a reduction in the amount of Taxes shall be added to and included in the amount of such Taxes.

Operating      5.05.01 The Tenant shall pay to the Landlord as  additional  rent
Costs          the  Proportionate  Share of Operating Costs on receipt of notice from the Landlord. Such Proportionate Share payable hereunder may be  estimated  by the  Landlord,  in which  event,  the amount so
               estimated   shall  be  paid  by  the  Tenant  in  equal   monthly
               instalments on account in advance on each monthly rental payment date. In the event of any overpayment or underpayment with respect to Operating Costs adjustment shall be made by the Landlord and Tenant from time to time.

               5.05.02 To pay any and all Special Tenant Operating Expenses as herein set forth. Net Lease

Net Lease      5.06 The Tenant  acknowledges and agrees that it is intended that this Lease shall be a completely net lease to the Landlord, except as expressly set out herein. The Landlord shall not be responsible during the Term for any costs, charges, expenses and outlays of any nature whatsoever arising from or relating to the Premises, or the contents thereof and the Tenant shall pay all charges, impositions, costs and expenses of every nature and kind relating to the Premises and a Proportionate Share of all charges, impositions, costs and expenses of every nature and kind relating to the Building and those parts of the Building not intended for leasing and the Tenant covenants with the Landlord accordingly.

Evidence of    5.07 The Tenant shall  produce to the Landlord  from time to time
Payment        at the request of the Landlord  satisfactory  evidence of the due payment by the Tenant of all payments required to be made by the Tenant under this Lease.

Repair and     5.08.01 To repair,  maintain and keep the Premises in a condition
NOtice         of good  repair,  reasonable  wear and tear and  damage  by fire, lightning, earthquake, and tempest or other casualty against which the Landlord is insured only excepted; to permit

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               the  Landlord  to  enter  and view the  state of  repair,  at all reasonable times, to repair according to notice in writing and, except as aforesaid, to leave the Premises in good repair; to give immediate notice to the Landlord of any defect in the foundations, outer walls, roof, spouts, and gutters of the Building, all of the common areas therein, and the plumbing, sewage, electrical, heating and air-conditioning systems.

Care of        5.08.02 The Tenant  shall take good care of the Premises and keep
Premises       same in a clean,  tidy and healthy  condition  at all times.  The
               Tenant shall, at its own expense, replace or repair, under the direction and to the reasonable satisfaction of the Landlord, the glass, box and trimmings of the door and windows in or about the Premises which become damaged or broken except any glass, locks or trimmings, damaged or broken by the Landlord, its employees, agents or contractors.

Failure of 5.08.03 If the Tenant should fail to repair in accordance with to Tenant to the provisions hereof, the Landlord, its agents, or employees may
Repair         forthwith  enter the Premises  and make the required  repairs and for that purpose the Landlord may bring and leave upon the Premises all necessary tools, materials and equipment, and the Landlord will not be liable to the Tenant for any inconvenience, annoyance or loss of business or any injury or damages suffered by the Tenant by reason of the Landlord effecting such repairs unless caused by the negligence of the Landlord, its agents or employees, and the expense of such repairs will be borne by the Tenant who shall pay it to the Landlord forthwith upon demand together with an administrative charge of fifteen per cent (15%) of such expense, which amounts shall be recoverable by the Landlord as if it were rent in arrears.

Damage Caused  5.09   Notwithstanding   paragraph  5.08.01,   if  the  Building,
by Tenant      including the Premises,  the elevators,  boilers,  engines, pipes and other  apparatus  (or any of them)  used for the  purpose  of
               heating  or  air-conditioning   the  Building  or  operating  the
               elevators, or if the water pipes, drainage pipes. electric lighting or other equipment of the Building or the roof or outside walls become damaged or destroyed through negligence, carelessness or misuse by the Tenant, his servants, agents, employees, or anyone permitted by him to be in the Building, or through him or them in any way damaging the heating apparatus, elevators, water pipes, drainage pipes, or other equipment or part of the Building, the expense of the necessary repairs, plus an administrative charge of Fifteen per cent (15%) of such expense shall be recoverable by the Landlord as if it were rent in arrears.

               5.10.01 The Tenant shall not assign this Lease or any of its rights hereunder or sublet Sub-letting all or any part of the Premises without the prior written consent of the Landlord. If, in the [reasonable][preceding language was inserted] opinion of the Landlord, the proposed assignee or sublessee meets the [reasonable][preceding language was inserted] requirements of the Landlord as to:

                    (a)  Financial condition and stability;

                    (b) General commercial reputation; and

                    (c)  Compatibility with the other tenants in the Building;

               the consent of the Landlord will not be unreasonably withheld, provided however, as a condition to the giving of such consent, the total rent to be paid by the assignee, transferee or sublessee which exceeds the rent referred to in Article 4.00 herein and Additional Rent (on a proportionate basis relative to the space occupied) to be paid by the Tenant to the Landlord under the terms of the Lease, shall be paid to the Landlord.

               [The  Tenant  may assign  without  the  Landlord's  consent to an
               affiliate   or   subsidiary   company.][preceding   language  was
               inserted]

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               5.10.02  If the Tenant  intends  to assign or sublet,  the Tenant shall first give to the Landlord written notice of the proposed transaction setting out in detail the terms and conditions thereof, and provide all other information relating thereto requested by the Landlord. Notwithstanding the generality of the foregoing the Tenant shall provide to the Landlord:

                    (a) full particulars of the proposed transaction with copies of all documents relating thereto;

                    (b) full particulars of the financial  worth,  residence and identities of all parties to the transaction and if a corporation, of all its directors, officers, shareholders or members and the intended business to be carried on.


               5.10.03 In the event that the Tenant desires to assign, sublet, or part with possession of all or any part of the Premises, or transfer this Lease and the Tenant gives notice to the Landlord of such desire, specifying therein the proposed assignee, transferee or sublessee the Landlord shall, within thirty (30) days thereafter, notify the Tenant in writing either, that (i) it consents or (ii) it does not consent, or (iii) that it elects to cancel this Lease in preference of the giving of such consent. In the event that the Landlord elects to cancel this Lease as aforesaid, the Tenant shall notify the Landlord in writing within fifteen (15) days thereafter of the Tenant's intention either to refrain from assigning, subletting or parting with or sharing possession or to accept the cancellation of this Lease. Should the Tenant fail to deliver such notice within such period of fifteen (15) days, this Lease will be terminated thirty (30) days from the date the Landlord elects to cancel the Lease thereafter.

               5.10.04 In no event shall any assignment or subletting to which the Landlord may have consented release or relieve the Tenant from his obligations to fully perform all of the terms, covenants and conditions of this Lease on his part to be performed and in any event the Tenant shall be liable for the Landlord's reasonable costs incurred in connection with the Tenant's request for consent.

               5.10.05 [If the Tenant is an incorporated company the sale transfer, or disposition of any of its shares which would give rise to a change in control of such company shall be deemed, for the purposes hereof, to be an assignment of this Lease. The prior written consent of the Landlord shall be required for such a transfer, sale or dispositon accordingly. [The preceding language was struck through]

 Rules and 5.11 To observe and perform, and to cause its employees, invitees Regulations and others over whom the Tenant can reasonably be expected to
               exercise   control  to  observe  and   perform,   the  Rules  and
               Regulations,  and such  further  and other  reasonable  rules and regulations  and amendments and changes  therein as may hereafter be made by the Landlord  and notified to the Tenant,  except that no change may be made that is inconsistent with this Lease unless the Tenant consents thereto.  The Tenant  acknowledges and agrees that the Rules and Regulations, as from time to time amended, are not  necessarily  of  uniform  application,  but may be waived in whole or in part in respect of other  tenants  without  affecting their enforceability with respect to the Tenant and the Premises, and may be  waived  in  whole  or in  part  with  respect  to the
               Premises  without  waiving them as to future  application  to the
               Premises;  and the imposition of such rules and regulations shall not create or imply any  obligation  of the  Landlord  to enforce
               them  or  create  any   liability   of  the  Landlord  for  their
               non-enforcement.

Use of         5.12 To use the Premises only for general office purposes and not
Premises       to carry on or permit to be carried on therein any other

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               trade or  business  and not to do or omit or permit to be done or omitted upon the Premises anything which shall cause the rate of insurance upon the Building to be increased and if the rate of insurance on the Building shall be increased by reason of the use made by the Tenant of the Premises, or by reason of anything done or omitted, or permitted to be done or omitted by the Tenant or by anyone permitted by the Tenant to be upon the Premises, to pay on demand to the Landlord the amount of such increase.

Acts of        5.13 That if any policy of  insurance  upon the  Building  or any
Tenants        part thereof shall be Causing  cancelled by the insurer by reason
Causing        of the use or  occupation  of the Premises or any part thereof of
Cancellation   by the Tenant or by any  Assignee or  sub-tenant  of of Insurance
of Insurance   the Tenant or by anyone  permitted by the Tenant  Insurance to be upon the Premises, the Landlord may at its option terminate this Lease forthwith by leaving upon the Premises notice in writing of its intention so to do and thereupon rent and any other payments for which the Tenant is liable under this Lease shall be apportioned and paid in full to the date of such termination and the Tenant shall immediately deliver up possession of the Premises to the Landlord and the Landlord may re-enter and take possession of them.

Observance     5.14 To comply with all  provisions of law including  federal and
of Law         provincial  legislative  enactments,  building  by-laws,  and any other  governmental or municipal  regulations which relate to the partitioning,  equipment,  operating and use of the Premises, and
               to  the  making  of  any  repairs,   replacements,   alterations,
               additions,   changes,   substitutions   or  improvements  to  the
               Premises, and to comply with all police, fire and sanitary regulations imposed by any federal, provincial or municipal authority or made by fire insurance underwriters, and to observe and obey all governmental and municipal regulations and other requirements governing the conduct of any business conducted in the Premises.

Waste  and     5.15 Not to do or suffer  any waste or damage,  disfiguration  or
Nuisance       injury to the Premises or the fixtures and  equipment  thereof or permit or suffer any overloading of the floors thereof; and not to place therein any safe, heavy business machine, or other heavy thing, without first obtaining the consent in writing of the
               Landlord: and not to use or permit to be used any part of the Premises for any dangerous, noxious or offensive trade or business and not to cause or permit any nuisance on the Premises.

Entry by       5.16 To permit the Landlord, its servants or agents, to enter the
Landlord       Premises  at any time and from  time to time for the  purpose  of inspecting and of making repairs,  alterations or improvements to the Premises or to the Building  where,  in the discretion of the
               Landlord,   such  repairs,   alterations,   or  improvements  are
               necessary for the safety of the Building or the proper operations of the Building's services, and the Tenant shall not be entitled to compensation for any inconvenience, nuisance or discomfort occasioned thereby. The Landlord, its servants or agents may at any time enter upon the Premises to remove any article or remedy any condition which in the opinion of the Landlord would be likely to lead to cancellation of any policy of insurance upon the Building or any part thereof, and such entry by the Landlord shall not be deemed to be a re-entry.

Indemnity      5.17 The Tenant shall  indemnify  and save  harmless the Landlord from any and all liabilities,  damages,  costs,  claims, suits or
               actions   which   arise   out  of  any   breach,   violation   or
               non-performance of any covenant, condition or agreement in this Lease set forth and contained on the part of the Tenant to be

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               observed  and  performed,  any  damage  to  property  while  such property is on the Premises and any injury to any licensee, invitee, agent or employee of the Tenant, including death which occurs in or about the Premises and or the Buildings and Lands of which the Premises are situate. This indemnity shall survive the termination of this Lease.

Tenant's       5.18 That the Tenant  shall,  during the entire  term  hereof and
Insurance      during  any period of  occupation  of the  Premises  prior to the
               Commencement Date, at its sole cost and expense, take out and keep in full force and effect and in the name(s) of the Tenant, the Landlord and the mortgagees of the Landlord as their respective interests may appear, the following insurance:


                    (a) insurance upon property of every description and kind owned by the Tenant, in the custody and control of the Tenant, or for which the Tenant is legally responsible, is legally liable, or installed by or on behalf of the Tenant (and which is located within the Building), including without limitation fittings, installations, alterations, additions, partitions, fixtures and anything in the nature of a Leasehold Improvement in an amount not less than Ninety per cent (90%) of the full replacement cost thereof, with coverage against at least the perils of fire and standard extended coverage including sprinkler leakages (where applicable), earthquake, flood and collapse. If there is a dispute as to the amount which comprises full replacement cost, the decision of the Landlord or the mortgagee of the Landlord shall be conclusive;

                    (b) business interruption insurance in such amounts as will reimburse the Tenant for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent tenants or attributable to prevention of access to the Premises or to the Building as a result of such perils;

                    (c) public liability and property damage insurance including personal injury liability, contractual liability, non-owned automobile liability and owners' and contractors' protective insurance coverage with respect to the Premises and the Tenant's use of any part of the Building and which coverage shall include the activities and operations conducted by the Tenant and any other person on the Premises. Such policies shall be written on a comprehensive basis with limits of not less than FIVE MILLION DOLLARS ($5,000,000.00) for bodily injury to any one or more persons, or property damages, and such higher limits as the
                         Landlord or the mortgagee of the Landlord may reasonably require from time to time, and all such policies shall contain a severability of interest clause and a cross liability clause;

                    (d) Tenant's legal liability insurance for the full replacement cost of the Premises; coverage to include the activities and operations conducted by the Tenant and any other persons on the Premises; and

                    (e) any other form or forms of insurance as the Tenant or the Landlord or the mortgagees of the Landlord reasonably require from time to time in form, in amounts and for insurance risks against which a prudent tenant would protect itself.

               All policies required to be written on behalf of the Tenant pursuant to this sub-clause shall contain a waiver of any subrogation rights which the Tenant's insurers may have against the

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               Landlord  and  against  those for whom the  Landlord  is, in law, responsible whether any such damage is caused by the act, omission, or negligence of the Landlord or by those for whom the Landlord is, in law, responsible. All policies shall be taken out
               with   insurers   acceptable  to  the  Landlord  and  in  a  form
               satisfactory from time to time to the Landlord. The Tenant agrees that certificates of insurance or, if required by the Landlord or
               the  mortgagees  of  the  Landlord,   certified  copies  of  such
               insurance policies will be delivered to the Landlord as soon as practicable after the placing of the required insurance coverage prior to any material change, cancellation or other termination thereof.

Goods and      5.19 The Tenant agrees that all goods, chattels and fixtures when
Chattels       moved into the Premises shall not, except in the normal course of
Not to be      business, be removed from the Premises until Removed all rent and
Removed        other  amounts due or to become due during the Term of this Lease are fully paid. Showing Premises Chattels

Showing        5.20 To permit the Landlord or its agents to show the Premises to
Premises       prospective  tenants during normal business hours of the last and and Displaying three  (3)  months  of  the  Term  and to  display  a  notice  of
Signs          reasonable size stating that the Premises are for rent.

Alterations    5.21.01 Not to make or erect in the Premises  any  installations, alterations, additions or partitions without submitting drawings, and specifications to the Landlord and obtaining the Landlord's prior written consent in each instance [not to be unreasonably withheld], [preceding language was inserted] and further to obtain the Landlord's prior written consent to any change in such drawings and specifications submitted as aforesaid, subject to payment of the cost to the Landlord of having its architects or appropriate consultant approve such changes, before proceeding with any work based on such drawings or specifications; such work may be performed by contractors engaged by the Tenant and approved by the Landlord, but in each case only under written contract approved in writing by the Landlord and subject to all conditions which the Landlord may impose; provided nevertheless that the Landlord may at its option require that the Landlord's contractors be engaged for any mechanical or electrical work;
               without limiting the generality of the foregoing any work performed by or for the Tenant shall be performed by competent workmen whose labour union affiliations are not incompatible with those of any workmen who may be employed in the Building by the Landlord, its contractors or subcontractors; the Tenant shall permit the Landlord to supervise construction.

               5.21.02 The Tenant covenants with the Landlord that the Tenant shall promptly pay all charges incurred by the Tenant for any work, materials or services that may be done, supplied or performed in respect of the Premises and shall forthwith discharge any liens at any time filed against and keep the Lands free from liens. In the event that the Tenant fails to do so, the Landlord may, but shall be under no obligation, to pay into court the amount required to obtain a discharge of any such lien in the name of the Tenant and any amount so paid together with all disbursements and costs in respect bf such proceedings on a solicitor and client basis shall be forthwith due and payable by the Tenant to the Landlord as Additional Rent. The Tenant shall allow the Landlord to post and keep posted on the Premises any notices the Landlord may desire to post under the provisions of the Builders' Lien Act or other applicable legislation.

               5.21.03 The cost and expense of any alterations, additions, installations or partitions shall be at the sole cost and expense of the Lessee and shall be paid for in a manner and according to such terms and conditions as the Lessor may prescribe. No work shall commence without arrangements for the payment of the work being approved by the Landlord.

Interior       5.22 To install in the Premises only such window  shades,  drapes
Finishing      or floor  coverings,  and to apply only such wall coverings,  and paints, as are first approved in writing by the Landlord [not to be unreasonably withheld], [preceding language was inserted] and to install or apply the same by competent workmen,

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               and to repair,  clean or replace the window  shades,  drapes,  or floor coverings when required to do so by the Landlord.

Signs 5.23 Not to paint, display, inscribe, place or affix any sign, picture advertisement, notice, lettering or direction on any part of the outside of the Building or which is visible from the outside thereof. The Landlord shall prescribe a uniform pattern of identification signs for tenants to be placed on the outside of the doors in the Building, and apart from such identification sign the Tenant shall not paint, display, inscribe, place or affix any such sign, picture, advertisement, notice, lettering or direction without the written consent of the Landlord.

Keep Tidy      5.24 At the end of normal business hours to leave the Premises in a reasonably tidy condition for the performance of the Landlord's cleaning services hereinafter referred to.

Certificates   5.25 At any time upon not less than ten (10) days'  prior  notice to execute and deliver to the Landlord a statement in writing certifying that this Lease is unmodified (or, if modified, stating the modifications) and that it is in full force and effect, the amount of the annual rent paid hereunder, the dates to which such rents and other charges hereunder have been paid, by instalments or otherwise, and whether there is any existing default on the part of the Landlord of which the Tenant has notice. The failure to provide the statement requested shall be deemed to be an event of default for the purposes of this Lease.

Surrender of 5.26.01 The Tenant shall, at the expiration or sooner Possession determination of the said Term, peaceably surrender and yield up unto the Landlord the Premises, together with all fixtures, erections, additions or improvements made to the Premises during the Term in good and substantial repair and condition and deliver to the Landlord all keys to the Premises which the Tenant has in its possession.

               5.26.02 The Tenant further covenants that it will not, upon expiration or sooner determination leave any rubbish or waste material upon the Premises and will leave the Premises in a clean and tidy condition.

Additonal      5.27.01  If the  Tenant  wishes  any  Additional  Services  to be
Services       performed  in or relating to the  Premises it shall so advise the
               Landlord in writing, and the Landlord shall have the right, but not the obligation, to perform any such Additional Services. If the Landlord performs any such Additional Services the Tenant shall pay the Cost of Additional Services so performed, plus an administrative charge of Ten per cent (10%) of such cost, forthwith on demand upon receipt of the invoice therefor from the Landlord. If the Landlord does not wish to exercise its rights to perform any Additional Services, the Tenant shall not cause any such Additional Services to be performed by any person unless and until he has obtained the consent of the Landlord in writing to the performance of such Additional Services by such person, such consent not to be unreasonably withheld.

               [Notwithstanding   paragraph  5.27.01,  if  the  Tenant  requires
               additional services such as air conditioning or other requirements to enable the Tenant to operate outside normal business hours, then the Landlord will be required to do so upon reasonable notice from the Tenant and the Tenant shall pay the cost of Additional Services plus Ten per cent (10%) as herein
               provided.] [preceding    language   was   inserted]

               5.27.02  If the  Tenant  disputes  the  calculation  of  Cost  of
               Additional   Services  as  set  out  on  the  Landlord's  invoice
               therefore, he shall so notify the Landlord in writing, and the Landlord shall upon receipt of such notice request its auditors to prepare a statement of calculation of the said Cost of Additional Services, and such statement of calculation shall be conclusive of such Cost of Additional Services and shall be binding upon the Landlord and the Tenant. The cost of preparation of the said statement shall be at the expense of the Tenant and
               shall   be   added   to  the   Cost   of   Additional   Services.
               Notwithstanding any such objection taken by the Tenant to the Landlord's calculation of the Cost of Additional Services, the full amount as calculated
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               by the  Landlord  in its  invoice  shall  be due and  payable  on receipt, and shall be re-adjusted, if necessary, upon receipt of the auditors' statement.

Energy         5.28  To  comply  with  reasonable  measures  introduced  by  the
Conservation   Landlord or measures  introduced by  legislative  authority  from time to time in the interest of energy conservation and to control Operating Costs whereby the Landlord may by the use of a pulse or other system turn out or reduce all lighting in the Building except emergency lighting and lighting which the Tenant may separately control by local switching for the Premises (the
               Landlord to communicate from time to time to the Tenant the schedule for the use of such a system) and reduce energy consumption in the Premises, provided that if the Tenant does not participate in such approved measures with respect to the Premises, the Tenant may be required to pay, as Special Tenant
               Operating Expenses, for the additional energy consumed in the Premises as a result of its not participating in such measures.


6.     LANDLORD'S COVENANTS

                    6.00 The Landlord covenants with the Tenant as follows:

Quiet Enjoyment     6.01 That  provided  the  Tenant  shall pay the rent  hereby reserved when due and perform the Tenant's covenants herein, he shall peaceably hold the Premises during the Term of this Lease without interruption by the Landlord or any person rightfully claiming through or in trust for him.

Premises to be      6.02 To complete  the  Premises  ready for  occupancy by the
Ready for           date of the  commencement  of the Term  provided that if the
Occupancy for       Premises are not  available  for  occupancy by the Tenant at
Rent to Abate       the date of the commencement of the Term by reason of delays in the completion of the construction of the Building, or any cause beyond the control of the Landlord, the rent under this Lease shall abate until the Premises are available for occupancy by the Tenant. [and the Tenant hereby agrees to accept such abatement of rent in full settlement of all claims which the Tenant might otherwise have because the Premises were not available at the commencement of the Term]
                    [the preceding language was struck through]

To Maintain the     6.03 To keep in good repair and condition  the  foundations,
Structure           outer walls, roof, spouts, and gutters of the Building,  all of the common areas therein, and the plumbing, sewage, electrical, heating and air-conditioning systems, except those installed by the Tenant in the Premises, or by other tenants of the Building.

Taxes 6.04 To pay, subject to the provisions of paragraphs 5.02 and 5.04, all taxes and rates, municipal, parliamentary or otherwise, levied against the Premises or against the Landlord on account thereof except as herein otherwise provided.

Heating 6.05 To provide heating of the Premises to an extent sufficient to maintain a reasonable temperature therein at all times during normal business hours, except during the making of repairs; but should the Landlord make default in so doing, it shall not be liable for indirect or consequential damages for personal discomfort or illness.

Air Conditioning    6.06  To  provide  air-conditioning  of the  Premises  to an extent sufficient to maintain a reasonable temperature therein at all times during normal business hours, except during the making of repairs; but should the Landlord make default in so doing, it shall not be liable for indirect or consequential damages for personal discomfort or illness.

Elevator 6.07 To furnish, except when repairs are being made, passenger elevator service during normal business hours; and to

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               permit the Tenant and its  employees to have the free use of such elevator service in common with others, but the Tenants and such employees and all other persons using the same shall do so at their sole risk and under no circumstances shall the Landlord be responsible for any damage or injury happening to any person while using the elevator or occasioned to any person by any elevator or any of its appurtenances, unless caused by the negligence of the Landlord, its agents or employees.

Access 6.08 To permit the Tenant and its employees and all persons lawfully requiring communication with them to have the use during normal business hours in common with others of the main entrance and stairways, corridors and elevators leading to the Premises. At times other than during normal business hours the Tenant and the employees of the Tenant and persons lawfully requiring communication with the Tenant shall have access to the Building and to the Premises and use of the elevators only in accordance with the Rules and Regulations attached hereto.

Washrooms      6.09 To permit the Tenant and its employees in common with others entitled thereto to use the washrooms in the Building on the floor or floors in which the Premises are situate.

Janitor 6.10 To [provide janitorial services for and][preceding language was inserted] maintain the Premises in keeping with first class office building maintenance and such work shall be done by or at the Landlord's discretion without interference by the Tenant, his servants or employees. The Landlord shall not be responsible for any acts or omissions on the part of any person employed to clean the Premises.

Light          6.11 To clean and  maintain  the light  fixtures  provided by the
Fixtures       Landlord in the Premises, it being agreed by the Tenant that such cleaning and  maintenance  shall be performed  exclusively by the
               Landlord  or  its   contractors.   The  Landlord   shall  not  be
               responsible for any acts or omissions on the part of any person employed to clean, repair or maintain the light fixtures.

Insurance      6.12 To insure and keep insured the Building and all improvements and installations made by the Landlord in the Premises (other than improvements made in the Premises on behalf of the Tenant or any previous occupant of the Premises) against loss or damage by fire, lightning, tempest, and such other standard extended coverage insurance perils as are normally entered into from time to time during the term by owners of similar buildings in the City of Vancouver for such an amount as in the opinion of the Landlord is necessary to protect the Landlord against such loss or damage, and on such terms and with such insurer as the Landlord may in its absolute discretion determine; provided that and it is agreed, that the Landlord shall not be required to insure any Leasehold Improvements in the Premises; and further provided, and it is further agreed, that the Landlord shall not be liable:

                    (a) for any damage, (other than Insured Damage) which is caused by steam, water, rain or snow which may leak into, issue or flow from any part of the Building, or from the pipes or plumbing works, including the sprinkler system, or from any other place or quarter or for any damage caused by or attributable to the condition or arrangement of any electric or other wiring or of sprinkler heads or for any damage caused by anything done or omitted by any other tenant;

                    (b) for any act or omission (including theft, malfeasance or negligence) on the part of any agent, contractor, or person from time to time employed by it to perform janitor services, security services, supervision or any other work in or about the Premises or the Building; or

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




                    (c)  for  loss  or  damage,   however   caused,   to  money,
                    securities,   negotiable   instruments,   papers   or  other
                    valuables of the Tenant.


                    6.13 [See Page 14a To provide electricity to the Premises to a standard in keeping with comparable buildings in Vancouver.][preceding language was inserted]


7. MUTUAL CONDITIONS

                    7.00 Provided always and it is hereby agreed as follows:

Removal of          7.01 The Tenant may remove his fixtures from the Premises in
Fixtures            the manner provided in the Lease.

Alterations and     7.02.01   All   installations,    alterations,    additions,
Additions           partitions,  and  fixtures  other  than  trade  or  Tenant's fixtures in or upon the Premises, whether placed there by the Tenant or the Landlord, shall, immediately upon such placement, be the Landlord's property without compensation therefor to the Tenant and, except as hereinafter mentioned in this proviso, shall not be removed from the Premises by the Tenant at any time either during or after the Term.

                    7.02.02 The Landlord shall be under no obligation to repair or maintain the Tenant's installation, alterations, additions, partition and fixtures or anything in the nature of a leasehold improvement made or installed by the Tenant.

                    7.02.03 [The Landlord shall have the right upon the termination of this Lease by effluxion of time or otherwise to require the Tenant to remove his installations, alterations, additions, partitions and fixtures or anything in the nature of a leasehold improvement made or installed by the Tenant and to make good any damage caused to the Premises by such installation or removal.] [ preceding language was struck through]

Damage to           7.03.01  In the  event of damage  to the  Premises  by fire,
Premises            lightning, earthquake, tempest or other casualty, rent shall abate in the proportion that the part of the Premises rendered unfit for occupancy bears in relation to the area of the Premises until the Premises are again fit for occupancy; and the Landlord agrees that it will with reasonable diligence repair the Premises unless the Tenant is obliged to repair under the terms hereof, or unless this Lease is terminated as hereinafter provided; subject always to the provisions of clauses 7.03.02 and 7.03.03.

                    7.03.02 If the Premises are damaged or destroyed by any cause whatsoever, and if, in the opinion of the Landlord reasonably arrived at, the Premises cannot be rebuilt or made fit for the purposes of the Tenant within One Hundred and Twenty (120) days of such damage or destruction, the Landlord, or the Tenant may terminate this Lease by giving notice to the other party within Fifteen (15) days of the delivery of the Landlord's opinion to the Tenant. The opinion of the Landlord shall be delivered to the Tenant in writing within Thirty (30) days of such damage or destruction. In the event that notice of termination is given by either party rent and any other payments for which the Tenant is liable under this Lease shall be apportioned and paid to the date of such damage and the Tenant shall immediately deliver up possession of the Premises to the Landlord.

                    7.03.03 Irrespective of whether the Premises are damaged or destroyed, in the event that fifty per cent (50%) or more of the rentable area in the Building is damaged or destroyed by any cause whatsoever, and if, in the opinion of the Landlord reasonably arrived at, the rentable area cannot be rebuilt or made fit for the purposes of the tenants of such space within one hundred and eighty (180) days of the damage or destruction, the Landlord may at its option determine this Lease by giving to the Tenant within, thirty (30) days after such damage notice of termination requiring vacant possession of the Premises sixty (60) days after delivery of the notice of termination and thereupon rent and any other payments for which the Tenant is liable under this Lease shall be apportioned and paid to the date on

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                                                        LANDLORD/TENANT
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

                    which vacant possession is given and the Tenant shall deliver up possession of the Premises to the Landlord in accordance with such notice of termination.

                    7.04 The Landlord shall not, without proof of negligence liable or responsible in any way for any loss, injury to any person or loss of or damage or injury to any property belonging to the Tenant or to employee of the Tenant or to any other person while such person or property is on the Premises or in the Building or in any way conected therewith whether such property has been entrusted to employees of the Landlord or not and without limiting the generality of the foregoing, the Landlord shall not be liable for any damage to a person or any such property caused by theft or breakage, steam, water, rain or snow which may leak into, issue or flow from any part of the Building or from the water, steam or draingae pipes or plumbing works of the Building or from any other place or quarter or for any damage caused by or attributable to the condition or arrangement of any electric or other wiring or for any damage caused by anything done or omitted by the Tenant or any other tenants of the Building.

Impossibility       7.05  Whenever and to the extent that the Landlord  [despite
of Performance      making reasonable  efforts][preceding language was inserted]
                    shall  be  unable  to  fulfill,   or  shall  be  delayed  or
                    restricted  in  fulfilling  any  obligations   hereunder  in
                    respect of the supply or provision of any service or utility or the  doing of any work or the  making of any  repairs  by reason  of being  unable  to  obtain  the  material,  goods, equipment,  service, utility or labour required to enable it to fulfill such obligation or by reason of any statute,  law or  order-in-council  or any  regulation  or order passed or made pursuant thereto or by reason of the order or direction of any administrator, controller or board, or any government department  or officer or other  authority,  or by reason of not  being  able  to  obtain  any  permission  or  authority required thereby, or by reason of any other cause beyond its control  whether  of the  foregoing  character  or not,  the
                    Landlord   shall  be   entitled   to  extend  the  time  for
                    fulfillment of such obligation by a time equal to the duration of such delay or restriction, and the Tenant shall not be entitled to compensation for any inconvenience, nuisance or discomfort thereby occasioned or be entitled to a deduction in rent or set off of any kind.

Directory           7.06 The  Tenant  shall be  entitled  to have his name shown
Board               upon the directory  board in the Building,  but the Landlord shall in its sole discretion design the style of such identification and allocate the space on the directory board for each Tenant.

Payments to         7.07.01 All payments required to be made by the Tenant under
Landlord            or in respect of this Lease shall be made,  at such place or places as the  Landlord  may  designate  in writing,  to the
                    Landlord  or to such agent or agents of the  Landlord as the
                    Landlord  shall  hereinafter  from  time to time  direct  in writing to the Tenant.  The Tenant shall pay to the Landlord interest at the rate which is five  percentage  points above the lowest rate of interest at the date or dates such amount becomes  owing  quoted  by the  Landlord's  bank to the most
                    creditworthy   borrowers  for  prime  business   loans,   as
                    determined by any officer of such bank, on all payments of rent and other sums required to be made under provisions of this Lease which have become overdue so long as such payments remain unpaid.

                    7.07.01 All payments required to be made by the Tenant under or in respect of this Lease

                    7.07.02 Other than rent, all payments required to be made hereunder by the Tenant to the Landlord shall be considered Additional Rent. Without limiting the generality of the foregoing, this shall include all sums paid or expenses incurred hereunder by the Landlord, which ought to have been paid or incurred by the Tenant, or for which the Landlord hereunder is entitled to reimbursements from the Tenant, and any interest owing to the Landlord hereunder. Additional Rent may be
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                    recovered by the Landlord by any and all remedies  available to it for the recovery of rent in arrears.


Landlord's  Right   7.08.01 The Landlord  shall have the right to make additions
to do Work          to and/or improvements or installations in and/or repairs to the  Building  and/or  the  common  outside  areas  and  the
                    Landlord  may  cause  such  reasonable  obstructions  of and interference with the use or enjoyment of the Building,  the
                    Premises  and/or  common  outside areas as may be reasonably necessary  for the purposes  aforesaid  and may interrupt or suspend the supply of  electricity,  water or other services when  necessary  and  until  said  additions,  improvements, installations  or repairs  shall have been  completed  there shall be no  abatement  in rent nor  shall the  Landlord  by liable by reason thereof  provided that all such  additions, improvements,  installations  or  repairs  shall  be made as expeditiously as reasonably possible [and the Landlord shall
                    make   reasonable   efforts  to  minimize   the  effect  and
                    inconvenience   to  the   Tenant].[preceding   language  was
                    inserted]

                    7.08.02 The Landlord and any persons authorized by the Landlord shall have the right to use, install, maintain and/or repair pipes, wires, ducts or other installations in, under or through the Premises for or in connection with the supply of any services to the Premises or any other Premises in the Building. Such services shall include, without limiting the generality of the foregoing, gas, electricity, water, sanitation, heating, air-conditioning and ventilation.

No Liability  for   7.09 Under no  circumstances  shall the Landlord be liable
Indirect Damages    for indirect or consequential damage or damages for personal discomfort or illness by reason of the non-performance or partial performance of any covenants of the Landlord herein contained, including the heating of the Premises or the operation of the air-conditioning equipment, elevators, plumbing or other equipment in the Building or the Premises.

8. REMEDIES OF LANDLORD ON DEFAULT Landlord may

Landlord  may       8.00 If the Tenant  shall fail to perform or cause to have
Perform Tenant's    performed  each  of  the  Perform  Tenant's  covenants  and
Covenants           obligations  of the Tenant in this Lease the Landlord  shall have the right (but Covenants shall not be obligated) to perform or cause the same to be performed and to do or cause to be done such things as may be necessary or incidental thereto (including without limiting the foregoing, the right to make repairs, installations, erections and extend monies) and all payments, expenses, charges, fees and disbursements incurred or paid by or on behalf of the Tenant in respect thereof shall be paid by the Tenant to the Landlord forthwith.


Re-Entry 8.01.01 Provided, and it is hereby agreed, that if and whenever the rent hereby reserved, or any part thereof, shall be unpaid for seven (7) days after any of the days on which the same ought to have been paid, although no formal demand shall have been made therefor, or in case of the breach or non-performance of any of the covenants or agreements herein contained on the part of the Tenant, then and in either of such cases it shall be lawful for the Landlord at any time thereafter to enter into and upon the Premises or any part thereof, in the name of the whole, and the same to have again, repossess and enjoy, as of the Lessor's former estate, anything hereinafter contained to the contrary notwithstanding.

                    8.01.02 The Landlord, in addition to all of the rights herein shall have the right to enter the Premises as the agent of the Tenant either by force or otherwise, without being liable therefore to relet the Premises as the agent of the Tenant, to receive the rent therefor as the agent of the Tenant and to take possession of any furniture or other property on the Premises and sell such furniture or other property at public or private sale without notice and apply the proceeds of such sale and any rent

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                    derived from  reletting  the Premises on account of the rent under this Lease.

                    8.01.03 In case the Landlord shall re-enter the Premises prior to the expiry of this Lease by reason of default by the Tenant hereunder, the Tenant shall be liable to the Landlord for the amount of the rent for the remainder of the Term of this Lease as if such re-entry had not been made less the actual amount received by the Landlord after such re-entry in respect of any subsequent leasing applicable to the remainder of the Term.

Waiver of           8.01.04  That in  consideration  of the  Premises and of the
Exemptions          leasing  and  letting by the  Landlord  to the Tenant of the
                    Premises for the Term hereby created (and it is upon that express understanding that these presents are entered into) that notwithstanding anything contained in any Statute or in any Statute which may hereafter be passed, none of the goods or chattels of the Tenant at any time during the continuance of the Term hereby created on the Premises shall be exempt from levy by distress for rent in arrears by the Tenant as provided for in any such Statute or any amendment or amendments thereto, and that upon any claim being made for such exemption by the Tenant or on distress being made by the Landlord this covenant and agreement may be pleaded as an estoppel against the Tenant in any action brought to test the right to the levying upon any such goods as are named as exempted in any such Statute or amendment or amendments thereto; the Tenant waiving as the Tenant hereby does all and every benefit that could or might have accrued to the Tenant under and by virtue of any such Statute or any amendment or amendments thereto but for this covenant.

Bankruptcy          8.01.05 The Tenant covenants that if the Term hereby granted shall be at any time  seized  or  taken in  execution  or in attachment  by any  creditor  of the Tenant or if the Tenant shall make any assignment  for the benefit of creditors,  or becoming bankrupt or insolvent shall take the benefit of any
                    Act that may be in force for bankrupt or insolvent  debtors, then in any such case the said Term  shall at the  option of the Landlord,  immediately become forfeited and void and the then  current  month's  rent and the rent for the  three (3)
                    months  next  following  shall  immediately  become  due and payable and in such case it shall be lawful for the Landlord at any time  thereafter  into and upon the Premises,  or any part  thereof,  in the name of the whole to re-enter and the same to have  again,  repossess  and enjoy as of its  former
                    estate;   anything   herein   contained   to  the   contrary
                    notwithstanding.

Right               8.01.06 If and  whenever the  Landlord  becomes  entitled to
to Terminate        re-enter the Premises under any provision of this Lease, the
                    Landlord,  in  addition  to all of the rights and  remedies, shall have the right to  terminate  this Lease  forthwith by
                    leaving  upon  the  Premises   notice  in  writing  of  such
                    termination.

Remedies            8.01.07 The  Landlord may from time to time resort to any or
Cumulative          all of the rights and remedies  available to it in the event of any default hereunder by the Tenant, either by provision of this Lease or by Statute or the General Law, all of which rights and remedies are intended to be cumulative and not alternative, and the express provisions hereunder as to certain rights and remedies are not to be interpreted as excluding any other or additional rights and remedies available to the Landlord by Statute or the General Law.

Distress 8.01.08 The Tenant waives and renounces the benefit of any present or future statute taking away or limiting the Landlord's right of distress and covenants and agrees that notwithstanding any such statute none of the goods and chattels of the Tenant on the Premises at any time during the term shall be exempt

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                                                        LANDLORD/TENANT

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


                    from levy by distress for rent or any other charges. All goods and chattels brought by the Tenant onto the Premises shall be the unencumbered property of the Tenant and they shall not be subjected to any claim or other encumbrance at any time without the written consent of the Landlord. If the Tenant shall leave the Premises leaving any rent or other amounts owing under this Lease unpaid, the Landlord, in addition to any other available remedy, may seize and sell the goods and chattels of the Tenant at any place to which the Tenant or other person may have removed them in the same manner as if such goods and chattels had remained and been distrained upon the Premises.

9. MISCELLANEOUS

Notice 9.01 Any notice required by any provision of this Lease may be given in writing enclosed in a sealed envelope addressed, in the case of notice to the Landlord to it at the office of the Landlord in the Building, and in the case of notice to the Tenant to him at the Premises, and mailed in the City of Vancouver, registered and postage prepaid. The time of giving such notice shall be conclusively deemed to be the third business day after the day of such mailing. Such notice shall be sufficiently given when it shall have been delivered, in the case of notice to the Landlord, to it at the office of the Landlord in the Building, and in the case of notice to the Tenant, to him at the Premises. Such notice, if delivered, shall be conclusively deemed to have been given and received at the time of such delivery. If in this Lease two or more persons are named as Tenant, such notice shall also be sufficiently given if delivered personally to any of such persons. Either party may, by notice to the other, from time to time designate another address in Canada to which notices mailed more than ten (10) days thereafter shall be addressed.

Non-Waiver          9.02 No condoning,  excusing or  overlooking by the Landlord of any default, breach or non-observance by the Tenant at any time or times in respect of any covenant, proviso or condition herein contained shall operate as a waiver of the Landlord's rights hereunder in respect of any continuing or subsequent default, breach or non-observance, or so as to defeat or affect in any way the rights of the Landlord herein in respect of any such continuing or subsequent default or breach, and no waiver shall be inferred from or implied by anything done or omitted by the Landlord save only express waiver in writing. All rights and remedies of the Landlord in this Lease contained shall be cumulative and not alternative.

Overholding         9.03 If the Tenant  shall  continue  to occupy the  Premises after the expiration of this Lease with or without the consent of the Landlord, and without any further written agreement, the Tenant shall be a monthly Tenant at [a rent of 1.5 times the last in effect] [preceding language was inserted] and such tenancy shall be on the terms and conditions herein set out except as to the rent and the length of tenancy.


Calculation  and    9.04.01 The Landlord  shall  determine from time to time the
Allocation of       rentable  area of the Premises and of the Building and shall
Taxes and           Taxes and determine from time to time the Tenant's Operating
Operating Expenses  Proportionate Share. If the Tenant does not Expenses dispute the Landlord's determination of the rentable area, or of the
                    Tenant's  Proportionate Share within one (1) year of receipt of notice of such determination,  the Tenant shall be deemed to accept the accuracy of such determination, and the Tenant
                    shall  not  be   entitled  to  dispute  the  amount  of  its
                    Proportionate Share of Operating Costs or Taxes on the grounds of any error in accuracy in the determination of rentable area or of the Tenant's Proportionate Share. If the Tenant disputes the said determination within one (1) year of receipt of notice of the said determination, the Landlord shall request the architects to measure the rentable area of the


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                    Premises  and  the  rentable  area of the  Building  and the determination  so made by the  architects  shall be  binding
                    upon  the  Landlord   and  the  Tenant.   The  cost  of  the
                    preparation  of  the   certificate  of  measurement  by  the
                    architects shall be at the expense of the Tenant. It is understood and agreed that the determination of the Tenant's Proportionate Share may be recalculated by the Landlord from time to time to reflect changes in the rentable area of the Building, of the Premises, or of other premises.

                    9.04.02 Insofar as the determination of Tenant's Proportionate Share of Operating Costs and Taxes is dependent upon calculations other than area measurement, the same shall be binding upon the Tenant. Further, if taxes are assessed separately by the relevant taxing authority for the Premises then the Tenant shall pay its share of Taxes in accordance therewith. In the event that the Tenant requests that an audited statement of the calculations be submitted, the Landlord shall have prepared such audited statement, the cost of which shall be payable by the Tenant [unless the Tenant was over charged]. [preceding language was inserted] Any expenses not directly incurred by the Landlord but which are included in Operating Costs may be estimated by the Landlord on whatever reasonable basis the Landlord may select.

                    9.04.03 Prior to the commencement of the Term and to the commencement of each year thereafter which commences during the Term, the Landlord may estimate the Tenant's Proportionate Share of Operating Costs and Taxes for the ensuing year or, if applicable, broken portion thereof, as the case may be, and shall notify the Tenant in writing of the estimate. The amount so estimated shall be payable in equal monthly instalments in advance over the year or broken portion of the year in question, each instalment being payable on each  monthly  rental  payment  date  provided in
                    Article 4. From time to time during a year the Landlord may re-estimate the amount of the Tenant's Proportionate Share of Operating Costs and Taxes for the year or broken portion thereof, in which event the Landlord shall notify the Tenant in writing of the re-estimate and shall fix monthly instalments for the then remaining balance of such year or broken portion thereof in order that, after giving credit for the estimates, the Tenant's entire estimated Proportionate Share of Operating Costs and Taxes will have been paid during such year or broken portion thereof.

                    9.04.04 When the necessary information becomes available, the Landlord shall re-calculate the Tenant's Proportionate Share of Operating Costs and Taxes for each year or broken portion thereof referred to in 9.04.03, after the expiry of the yearly portion thereof. The Landlord and the Tenant shall expeditiously make between them any re-adjustment which such re-calculation may show to be necessary, so that the Tenant shall be credited for any overpayment or debited for any deficiency. Neither party may claim a re-adjustment in respect of the Tenant's Proportionate Share of Operating Costs or Taxes based upon any error of estimation, determination or calculation thereof unless claimed in writing prior to the expiration of one (1) year after the date on which the Tenant has been notified of the re-calculation referred to herein, other than any claim of re-adjustment based upon other matters, including without limitation the outcome of litigation or negotiation affecting expenses which constitute component parts of the Taxes or Operating Costs.

                    9.04.05 In the event that the Landlord shall change its accounting system or procedures so that it shall become more convenient for the provisions of Clauses 9.04.03, 9.04.04 and 9.04.06 to be administered on the basis of some twelve
                    (12) month period other than one ending on December 31, then the Landlord may determine upon not less than six (6) months' written notice to the Tenant and other tenants that such provisions of this Lease and comparable provisions of other leases of premises in the Building shall be so administered and after the

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                    expiry of the notice  period  Clauses  9.04.03,  9.04.04 and
                    9.04.06 shall be and be deemed to be appropriately amended to that end.

                    9.04.06 Notwithstanding the preceding provisions of this Paragraph, if, during any period for which a computation of Operating Costs or Taxes must be made, the Building is less than Ninety per cent (90%) occupied, then the Operating Costs and Taxes for such period shall be adjusted by adding to the actual Operating Costs and Taxes for such period an amount equal to the additional operating expenses and taxes, as the case may be, which would have been incurred if the Building had been Ninety per cent (90%) occupied for such period.

                    [Notwithstanding the terms of this Paragraph, the Tenant shall in no event be required to pay more than its
                    Proportionate Share of Taxes.][preceding language was inserted]

Landlord's          9.05  Notwithstanding  anything  to the  contrary  contained
Determinations      herein, in any case where the Landlord is entitled to make a
Conclusive          determination  relating  to the area of the  Building or the
                    Premises, or relating to the allocation or calculation of any amounts payable pursuant to this Lease, and the Tenant does not dispute the Landlord's determination within one (1) year of receipt of notice of such determination having been made, the Tenant shall be deemed to accept the accuracy of such determination, and the Tenant shall not be entitled to dispute any such determination.

Subordination of    9.06 This Lease is subject and  subordinate to all ground or
Lease               underlying leases and to all mortgages including any deed of
                    trust  and  mortgage   securing  bonds  and  all  indentures
                    supplemental  thereto which may now or hereafter affect such leases and the parcel of leasehold land constituted thereby,
                    and  to   all   renewals,   modifications,   consolidations,
                    replacements  and extensions  thereof.  The Tenant agrees to execute  promptly any  certificate in  confirmation  of such
                    subordination   as  the  Landlord  may  request  and  hereby
                    constitutes the Landlord the agent or attorney of the Tenant for the purpose of executing any such certificate and of making application at any time and from time to time to registered postponements of this Lease in favour of any such mortgage in order to give effect to the foregoing provisions of this clause.

Lease Entire        9.07 The Tenant  acknowledges  that there are no  covenants,
Relationship        representations,   warranties,   agreements   or  conditions
                    expressed or implied, collateral or otherwise forming part of or in any way affecting or relating to this Lease save as expressly set out in this Lease and that this Lease constitutes the entire agreement between the Landlord and the Tenant and may not be modified except as herein explicitly provided or except by subsequent agreement in writing of equal formality executed by the Landlord and the Tenant. This Lease includes the Schedules attached hereto.

Registration        9.08 The  parties  agree  that  the  Landlord  shall  not be obliged to deliver this Lease in a form registerable under the Land Title Act of the Province of British Columbia.

Foreign             9.09.01 The Tenant hereby warrants and represents that it is
Investment          not a  non-eligible  person with the meaning of the Foreign.
Review Act          Investment  Review Act, S.C. 1974, c. 46, as amended or that it is authorized pursuant to the said Act to carry on all business carried on or to be carried on by it in the Premises.

                    9.09.02 If the Tenant is a non-eligible person within the meaning of the said Act, or if the Tenant becomes a non-eligible person within the meaning of the said Act, it shall not carry on business, or continue to carry on business, in the Premises without first supplying the Landlord with all relevant documents and information to satisfy the Landlord that the Tenant is not carrying on business in violation of any such legislation, and without first obtaining the consent of the Landlord to the carry-

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




                    ing on of such business, such consent not to be withheld upon receipt of proof that such business is lawfully carried on.


                    9.09.03 The Tenant shall indemnify the Landlord and hold the Landlord harmless from and against any and all fines, claims, costs, losses, damages, expenses, liabilities and demands arising out of the breach by the Tenant of the warranty or any obligation set forth in this Clause.


Right to            9.10.01  [The  Landlord  shall  have  the  right at any time
Locate              during  the term of this  Lease to  relocate  the  Tenant to other reasonably similar or comparable premises within the Building of approximately the same area as the Premises.
                    Such right shall be exercisd by the giving of not less than sixty (60) days notice in writing to the Tenant.

                    9.10.02  The  Landlord   shall  be   responsible   for  all
                    reasonable costs and expenses attributable to the relocation of the Tenant, including the cost of partitioning the new premises, the cost of the physical movement of the Tenant's chattels and the relocation of leasehold improvements. The Landlord shall have no liability for any loss occasioned by the interruption of the Tenant's business.

                    9.10.03 If the Landlord relocates the Tenant as aforesaid, this Lease shall continue in full force with the following amendments:

                          (a) The description of the Premises in Schedule "A" of this Lease shall be amended to contain a description of the Premises to which the Tenant has been relocated.

                          (b) The Proportionate Share definition shall be amended in light of any change in the area of the relocated Premises.

                          (c) The basic annual rent set forth in Article 4 hereof shall be amended by increasing it or decreasing it by a percentage equal to the percentage increase or decrease in the area of the relocated Premises relative to the area of the Premises formerly occupied by the Tenant.

                    9.10.04 If the Tenant refuses to allow the Landlord to relocate the Tenant as aforesaid or if the Tenant attempts to obstruct such relocation in any manner, the Landlord may, at its option, terminate this Lease upon thirty (30) days' written notice to the Tenant without prejudice to any other rights or remedies it may have and rent and any other payments for which the Tenant is liable shall be apportiond and paid to the date of such termination together with the reasonable expenses of the Landlord attibutable to the termination of the Lease and the Tenant shall immediately deliver possession of the Premises to the Landlord.] [preceding language was struck through]

                    9.11 All of the provisions of this Lease are to be construed as covenants and agreements as though the words importing such covenants and agreements were used in each separate paragraph hereof. Should any provisions of this Lease be illegal or not enforceable they shall be considered separate and severable from the Lease and its remaining provisions shall remain in force and be binding upon the parties hereto as though the said provisions had never been included.

                    9.12 The headings to the Clauses in this Lease have been inserted as a matter of convenience and for reference only and in no way define, limit or enlarge the scope or meaning of this Lease or any provision hereof.

                    9.13 This Lease and everything herein contained shall enure to the benefit of and be binding upon the heirs, executors,

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                                       21
                    administrators, successors, assigns and other legal representatives, as the case may be, of each of the parties hereto, subject to the granting of consent by the Landlord as provided in clause 5.10 to any assignment or sublease, and every reference herein to any part thereto shall include the heirs, executors, administrators, successors, assigns, and other legal representatives of such party, and where there is more than one tenant or there is a female party or a corporation, the provisions hereof shall be read with all grammatical chances thereby rendered necessary and all covenants shall be deemed joint and several.

10. GUARANTEE
                    [10.01.01 In consideration of the sum of ONE DOLLAR ($1.00) now paid by the Landlord to the Guarantor and other valuable consideration the receipt whereof is hereby acknowledged the Guarantor hereby covenants with the Landlord that the Tenant shall duly perform and observe each and every covenant, proviso, condition and agreement in this Lease on the part of the Tenants to be performed and observed, including the payment of rent and all other payments agreed to be paid or payable under this Lease on the days and at the times and in the manner herein specified, and that if any default be made by the Tenant, whether in payment of rent or other sums from time to time falling due hereunder as and when they become due and payable or in the performance or observance of any of the covenants, provisos, conditions or agreements which under the terms of this Lease are to be performed, or observed by the Tenant, the Guarantor shall forthwith pay to the Landlord on demand such rent and other sums in respect of which such default shall have occurred and all damages that may arise in consequence of the non-observance or non-performance of any of the said covenants, provisos, conditions or agreements.

                    10.01.02 The Guarantor covenants with the Landlord that the Guarantor is jointly and severally bound with the Tenant for the fulfillment of all obligations of the Tenant under this Lease. In the enforcement of its rights hereunder the Landlord may provide against the Guarantor as if the Guarantor were the named Tenant herein.

                    10.01.03 The Guarantor hereby waives any right to require the Landlord to proceed against the Tenant or to proceed against or to exhaust any security held from the Tenant or to pursue any other remedy whatsoever which may be available to the Landlord before proceeding against the Guarantor.

                    10.01.04 No neglect or forbearance of the Landlord in endeavoring to obtain payment of the rent reserved herein or other payments required to be made under the provisions of this Lease as and when they become due, no delay of the Landlord in taking any steps to enforce performance or observance of the several covenants, provisos or conditions contained in this Lease to be performed or observed by the Tenant, no extension or extension of time which may be given by the Landlord shall release, discharge or in any way reduce the obligations of the Guarantor hereunder.

                    10.01.05 Any account settled or statement or any other settlement made between the Landlord and the Tenant, and any determination made pursuant to any provision of this Lease which is expressed to be binding upon the Tenant shall be binding upon the Guarantor.

                    10.01.06 In the event of the termination of this Lease, except by surrender accepted by the Landlord, or in the event of disclaimer of this Lease pursuant to any statute, then at the option of the Landlord the Guarantor shall forthwith upon demand of the landlord and at the expense of the Guarantor, execute a new lease of the Premises between the Landlord as Landlord and Guarantor as Tenant for a term equal in duration to the residue of the term remaining unexpired at the date of such termination or such disclaimer. Such lease shall contain the like landlord's and tenant's obligations respectively and the like covenants, provisos, agreements and conditions in all respects (including the provisos for re-entry) as are contained in this Lease.

                    10.01.07 The Guarantor hereby submits to the jurisdiction of the Courts of the Province of British Columbia in any action or proceeding whatsoever by the Landlord to enforce its rights hereunder.] [preceding language was struck through]

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




11. ADDITIONAL COVENANTS

               11.01 The covenants set out in Schedule "C" hereto shall apply in addition to the general covenants of this Lease and, in the event of conflict therewith, shall be considered as exceptions to such general covenants:





                         IN WITNESS  WHEREOF the  Landlord  and Tenant have duly
                    signed and executed these presents at the City of Vancouver, as of the day, month and year first above written.

                                 The Corporate Seal of                        )
                                 YONGE WELLINGTON                             )
                                 PROPERTY LIMITED                             )
                                 was hereunto affixed in the                  )
                                 presence of:                                 )
                                                                              )
                                                                              )
                                 [s/ Illegible]                               )
                                ----------------------------                  )
                                 Authorized Signatory                         )
                                                                              )
                                 [/s/ Illegible]                              )
                                ----------------------------                  )
                                 Authorized Signatory                         )
                                                                              )
                                                                              )
                                 The Corporate Seal of                        )
                                 SIMBA TECHNOLOGIES                           )
                                 INCORPORATED                                 )
                                 was hereunto affixed in the                  )
                                 presence of:                                 )
                                                                              )
                                                                              )
                                 [/s/  Illegible                              )
                                ---------------------------                   )
                                 Authorized Signatory                         )
                                                                              )
                                 ------------------------                     )
                                 Authorized Signatory                         )


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




                                  SCHEDULE "A"

                             DEFINITION OF PREMISES

     The Premises consist of an area of approximately 11,139 square feet and are situate in Suite 400 on the 4th floor of the Building as more particularly set forth on the plan attached hereto in the area outlined in red.


     [Floor Plan Description]


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




                                  SCHEDULE "B"

                              RULES AND REGULATIONS

                    1. No Tenant shall obstruct or encumber any of the sidewalks, entrances, elevators, stairways, corridors, halls or any other areas of the Building or the Lands which is for the use of other persons or any windows, doors or other areas that reflect or admit light or air into any part of the Building, for any purpose other than access to and from the Premises.

                    2. The water closets and wash basins and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no other substances shall be put therein. All damages resulting from any misuse of the fixtures shall be borne by the Tenant who, or whose employees, agents, invitees or licensees, shall have caused such damages. The Tenant shall not let the water run unless it is in actual use.

                    3. No Tenant shall make, paint, drill into, or in any way deface any part of the [Premises of the] [preceding language was struck through] Building. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of the Landlord. No Tenant shall lay any floor covering, so that the same shall be attached to the floor of the Premises without the prior consent of the Landlord. If the Tenant desires telegraph or telephone connections, the Landlord will direct the electricians as to where and how the wires are to be introduced, and without such directions no boring or cutting for wires will be permitted. No gas pipe or electric wire will be permitted which has not been ordered or authorized in writing by the Landlord.

                    4. No bicycles, vehicles or animals of any kind shall be brought into or kept in or about the Premises and, without the prior written consent of the Landlord, no cooking shall be done on the Premises. No Tenant shall cause or permit any unusual or objectionable odors to be produced upon or to emanate from the Premises. Any hand trucks, carryalls, or similar appliances used in the Building shall be equipped with rubber tires, sideguards and other safeguards as the Landlord shall require.

                         [The  Tenant  may  provide a   parking  stall,   fenced
                         and capable of being locked up, for bicycle storage, subject to the Landlord's reasonable approval.][[preceding language was inserted]

                    5. No space in the Building shall be used for manufacturing, for the storage of merchandise or for the sale of merchandise, goods or property of any kind at auction.

                    6. No Tenant shall, at any time, while on any part of the Lands, feed or leave any foodstuffs for any birds or other animals.

                    7. Each Tenant shall keep its Premises free of waste, rubbish and debris at all times and provide proper receptacles in the Premises for waste and rubbish.

                    8. The Tenant shall not install or permit the installation or use of any machine dispensing goods for sale in the Premises or the Building or permit the delivery of any food or beverage to the Premises without the approval of the Landlord or in contravention of any regulations fixed or to be fixed by the Landlord. Only persons authorized by the Landlord shall be permitted to deliver or to use the elevators in the Building for the purpose of delivering food or beverages to the Premises.

                    9. No tenants shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants

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



                         of the Building or any neighbouring buildings or those having business with them in any way. No animals or birds shall be brought into the Premises.

                    10. No Tenant shall throw anything out of the doors or down the passageways or stairways.

                    11. No Tenant shall at any time bring or keep upon or allow to be brought onto the Premises any inflammable, combustible or explosive fluid, chemical or other substance.

                    12. No additional locks or bolts of any kind shall be placed upon any of the doors, or windows of the Premises, nor shall any changes be made in existing locks or the mechanisms thereof. No duplicate keys shall be made and additional keys may be obtained from the Landlord at the cost of the Tenant. Each Tenant shall, upon the termination of his tenancy, return to the Landlord all keys to the Premises or to any other part of the Building.

                    13. The Tenant, his agents, servants, contractors, invitees or employees, shall not bring in or take out, position, construct, install or move any safe, business machine or other heavy office equipment without first obtaining the consent in writing of the Landlord. In giving such consent, the Landlord shall have the right in its sole discretion to prescribe the weight permitted and the position thereof, and the use and design of planks, skids, or platforms to distribute the weight thereof. All damage done to the Building by moving or using any heavy equipment or other office equipment or furniture shall be repaired at the expense of the Tenant. The moving of all heavy equipment or other office equipment or furniture shall be carried out only between 6:00 p.m. and 7:00 a.m. and at no other time unless consented to by the Landlord, and the persons employed to move such equipment or furniture in and out of the Building must be acceptable to the Landlord. Safes and other heavy office equipment will be moved through the halls and corridors only upon steel bearing plates. No freight or bulky matter of any description shall be received into the Building or carried in the elevators except during hours approved by the Landlord.

                    14. Except as may be otherwise approved by the Landlord, no Tenant shall occupy or permit to be occupied any portion of the Premises as an employment bureau, or advertise for labourers giving the Premises as an address.

                    15. All persons entering and leaving the Building at any time except during normal business hours shall register in the books kept by the Landlord at or near the night entrance and the Landlord shall have the right to prevent any person from entering or leaving the Building unless provided with a pass in a form to be approved by the Landlord. Any person found in the Building at such times without such pass will be subject to the surveillance of the employees and agents of the Landlord. The Landlord shall be under no responsibility for failure to enforce this rule.

                    16. No one shall use the Premises for sleeping apartments or residential purposes, or for the storage of personal effects or articles not required for business purposes.

                    17. Canvassing, soliciting and peddling in the Building is prohibited and each Tenant shall co-operate to prevent the same.

                    18. The Tenant shall permit window cleaners to clean the windows of the Premises during normal business hours.

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                    19.  All  deliveries to the Premises of bulky goods shall be made during such hours and by using such entrances, hallways, corridors and elevator as the Landlord may from time to time prescribe for such purposes.

                    20. The Tenant shall permit and facilitate the entry of the Landlord or those designated by it, into the Premises for the purpose of inspection, repair, window cleaning and the performance of other services.

                    21. The foregoing regulations, as from to time amended, are not necessarily of uniform application, but may be waived in whole or in part in respect of other tenants without affecting their enforceability with respect to the Tenant and the Premises, and may be waived in whole or in part with respect to the Premises without waiving them as to future application to the Premises, and the imposition of such regulations shall not create or imply any obligation of the Landlord to enforce them or create any liability of the Landlord for their non-enforcement.

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                                  SCHEDULE "C"

                              ADDITIONAL COVENANTS

1.       Deposit

         A security deposit in the amount of Forty Thousand Five Hundred Nine Dollars and Thirteen Cents including G.S.T. ($40,509.13) has been paid by the Tenant to the Landlord as partial consideration for the execution of this Lease, and such deposit shall be held by the Landlord, without liability for interest, as security for the faithful performance by the Tenant of all the terms, covenants and conditions of this Lease, and if at any time during the Term the Rent, Taxes, Operating Costs or other charges properly made by the Landlord hereunder are overdue and unpaid, then the Landlord may at its option apply any portion of such security deposit toward the payment of such overdue Rent, Taxes, Operating Costs or other charge without thereby limiting or excluding any other rights which the Landlord may have hereunder or at law, and if such security deposit is not so applied during the Term then such sum shall be applied towards Rent, Taxes and Operating Costs for the last Two (2) month's of the Term. In the event the entire security deposit or any portion thereof is applied towards a default by the Landlord, such sum as is sufficient to restore the security deposit to the amount that would have been held by the Landlord if it had not been applied towards a default, shall be paid by the Tenant to the Landlord forthwith.

2.       Option to Renew

         If the Tenant duly and regularly pays the said rent and performs each and every of the covenants, conditions, provisos, and agreements herein and in accordance with the provisions of the Lease, the Landlord shall, at the expiration of the said Term, upon receiving written notice from the Tenant at least Six (6) months prior to the expiration of the said Term, grant to the Tenant a renewal lease for the Demised Premises for a further term of Five (5) years on the same terms and conditions as the present Lease and this offer except as to this clause, the amount of any inducements or improvements and except as to the amount of rent which is to be based upon the fair market rent for the Demised Premises as they exist at that time, as comparable with premises of similar size, quality, improvements and location at the time of review (the "Time Of Review" is the four month period preceding the 5th anniversary of the Term), as negotiated between the Parties at arm's length and negotiated during the Time of Review. In the event the Landlord and Tenant do not agree as to the fair market rent during the Time of Review, the rent shall be set by arbitration under the provisions of the Commercial Arbitration Act of British Columbia, provided however, that the annual rent for the renewal term shall not be less than the rent payable during the last year of the initial Term.

         Notwithstanding the above paragraph, the Tenant may exercise the Option to Renew so long as the Lease is in good standing at the time of renewal (i.e. if a default has occurred but has been remedied, that does not affect the Tenant's right to renew).

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3.      Fixturing Period

         Commencing June 1, 1996 the Landlord shall provide the Premises to the Tenant prior to the lease commencement date of October 1, 1996 for the purposes of installing their tenant improvements and occupancy by the Tenant. During this period the Tenant shall not be responsible for any Basic Rent or Building Expenses whatsoever.

4.       Parking

         The Landlord shall provide the Tenant with Three (3) parking stalls in the Building at the prevailing monthly rate which is presently $185.00 reserved per stall per month. The rental for stalls is subject to adjustment to prevailing rates by the Landlord from time to time.

5.       Option To Lease Additional Premises

         The Tenant shall have an option to lease additional premises on the third or fifth floors with the rentable area to be between 3,000 and 3,400 square feet with the location of the option space and the exact size to be determined by the Landlord acting reasonably. The option space shall have the same term as for the Demised Premises and shall commence October 1, 1996. The option space shall be provided "as is" except the Landlord will provide demising walls and entry/exit doors. The Landlord will also provide the $5.00 p.s.f. allowance payable upon occupancy of the option space by the Tenant.

         The Tenant must give the Landlord written notice that it is exercising this option on or before September 30, 1996. In the event notice is not given by the Tenant within the time specified, this option shall terminate.

6.       Right of First Refusal

         If at any time after signing the Lease and throughout the Term hereof (or any renewal term) the Landlord receives an acceptable written offer to lease the whole or any part of the rentable space on the 3rd or Sth floors (hereinafter called "Additional Space") of the Building from a third party, the Landlord shall notify the Tenant in writing and the Tenant shall have the right to lease the Additional Space upon the same terms and conditions as are contained in the said acceptable offer to lease, provided that such right of Tenant shall be exercised by notice in writing to the Landlord to such effect within Three (3) business days after the date of receipt of the said notice. If the Tenant shall fail to exercise such right to lease the said Additional Space within such Three (3) day period, its Right of First Refusal thereupon shall terminate for that particular offer to lease.

         If the aforesaid right of first refusal is not exercised and further space on the 3rd or 5th floors becomes available for rental during the Term hereof or any renewal term, the Tenant shall have the further right of first refusal concerning a subsequent offer to lease on the space, and so on from time to time.

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7.       Notes to Option and Right Of First Refusal

         The Tenant understands that the Right of First Refusal is secondary to an existing right of first refusal for approximately 500 square feet on the 3rd floor.

         Where the Option to Lease or Right of First Refusal is exercised, the Tenant's rights for these new premises shall for all purposes of the lease be the same as for the main Premises. That is, the Option to Renew shall extend to the revised space, the Termination Right also, etc.

8.       Right to Terminate

         The Landlord shall grant to the Tenant a one (1) time right to terminate the Lease on January 31, 2000, provided that the Tenant gives to the Landlord written notice of its intention to terminate no later than July 31, 1999. In order for this termination notice to be valid, the Tenant shall pay to the Landlord on delivery of notice a cancellation penalty of $80,000.00 towards the Landlord's costs and real estate fees. If the Tenant exercise the option to lease additional premises the penalty will increase proportionately with the increase in area (if the cancellation is exercised).

         If the Tenant exercises one or more rights of refusal, the penalty for this or these spaces (in the event of cancellation) will be the unamortized costs of any Landlord's inducements or improvements and real estate fees.

         It is understood that the cancellation shall not be valid without payment of the appropriate cancellation fee being paid.

9.       Net Lease

         This is a net lease, but in no case shall the provisions hereof operate to require the Tenant to effectively subsidize other tenants or occupants or rentable areas of the Lands, and Operating Costs and Taxes shall be calculated and determined without duplication or (except as expressly stipulated herein) profit to the Landlord. Operating Costs and Taxes shall exclude taxes assessed referable to the Landlord's income or profit (i.e. income taxes). Operating Costs and Taxes shall not include any costs relating to asbestos removal. The Landlord shall make reasonable efforts to minimize operating Costs and Taxes.

10.      Asbestos

         To the best of the Landlord's knowledge, all asbestos has been removed from the Building or has been appropriately remediated.

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